UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2005

KB HOME

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 1.8
Exhibit 4.24
Exhibit 4.25
Exhibit 5.2

Item 8.01 Other Events.

     On May 27, 2005 KB Home filed a prospectus supplement, dated May 25, 2005, under its Registration Statements on Form S-3 (333-71630 and 333-120458), relating to the offering of $300,000,000 aggregate principal amount of its 6-1/4% Senior Notes due 2015 (the “Notes”). Exhibits are filed herewith in connection with the issuance of the Notes on June 2, 2005.

Item 9.01 Exhibits

(c) Exhibits.

1.8	Underwriting Agreement, dated May 25, 2005, regarding $300,000,000 of KB Home’s 6-1/4% Senior Notes due 2015.

4.24	Form of 6-1/4% Senior Note due 2015.

4.25	Officers’ Certificate and Guarantors’ Officers’ Certificate, dated June 2, 2005, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2005	KB HOME
	By:	/s/ Kimberly N. King
Kimberly N. King
Vice President and Corporate Secretary

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EXHIBIT INDEX

Exhibit
No.
1.8	Underwriting Agreement, dated May 25, 2005, regarding $300,000,000 of KB Home’s 6-1/4% Senior Notes due 2015.

4.24	Form of 6-1/4% Senior Note due 2015.

4.25	Officers’ Certificate and Guarantors’ Officers’ Certificate, dated June 2, 2005, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

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